1 Exhibit 99.1

Donald G. Southwell
Chairman, President & Chief Executive Officer
Dennis R. Vigneau
Senior Vice President & Chief Financial Officer
RAYMOND JAMES
32nd Annual Institutional Investor Conference
March 9, 2011
Orlando, Florida

Safe Harbor Statement:
This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give expectations or forecasts of future events. These statements can be indentified by the fact that they do not relate strictly to historical or current facts. They use words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),”
“intend(s),” “expect(s),” “might,” “may” and other words and terms of similar meaning in connection with a discussion of future operating financial performance or financial condition. Forward-looking statements, in particular, include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance; actual results could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.  No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. The reader is advised, however, to consult any further disclosures Unitrin makes on related subjects in its filings with the SEC.
Kemper®:
Kemper® is a registered service mark of Unitrin, Inc.
iMingle™, iMingle Network
and Insuring The i Generation™, and logos containing such terms, are service marks or trademarks of Unitrin Direct Insurance Company.
Presentation Note:
Unless otherwise noted, numbers are as of December 31, 2010 and dollars are in millions.
Non-GAAP Measures:
Non-GAAP Measures are discussed and reconciled at the end of this presentation.

Unitrin Highlights
A diversified P&C and Life business with a national footprint
-
20 largest personal lines writer and 17 largest auto insurer in the United States
(1)
-
Strong regional presence providing basic protection product
Multi-channel distribution network
History of opportunistic acquisitions and successful integration
Conservative balance sheet with strong holding company liquidity
-
$8.4 billion assets, $2.1 billion shareholders’ equity, 22.4% basic debt to capital ratio
-
94% of fixed maturity investment portfolio rated investment grade
Experienced management team with long-term association with the Company th
th

-
Flagship operating companies have been conducting business for more than 80 years
Independently managed businesses, leveraging key common platforms
Over 6 million policyholders served by 7,000 associates
Company Overview
Kemper
Unitrin
Specialty
(Non-Standard)
Unitrin Direct
Property & Casualty Insurance
$900 statutory surplus
Career Agency
Fireside Bank
(In Run-off)
$249
Life & Health Insurance
$405 statutory surplus
Reserve
National
Earned Premiums
Policies in Force
$888 $475 $282 $514 $130
721K   342K 175K 5,000K 80K
Multi-line insurance holding company incorporated in 1990 and based in Chicago, IL (Ticker: UTR)

Life  17%
Other 6%
Homeowners
13%
A&H   7%
Commercial
Auto  2%
$44
Earned Premiums
by Line of Business
Earned Premiums $2,289
Standard & Preferred
Personal Auto   36%
Non-Standard
Personal Auto   19%
Total
Personal
Auto
$1,250
55%

Total Revenues $2,743
$137
$162
$299
$397
$431
$891

UNITRIN direct®
auto and home insurance

Union National Life Insurance Company
A UNITRIN Company

Kemper

Reserve National
INSURANCE COMPANY
A UNITRIN Company

Response Insurance®

The Reliable Life Insurance Company
A UNITRIN Company

Merastar
AUTO & HOME INSURANCE

Mutual Savings Life
Insurance Company • A UNITRIN Company

UNITRIN

History of Successful Transactions
Multiple acquisitions since spin-off
Launched Unitrin Direct as a start-up

Disciplined capital management to
create shareholder value
-
Tax-free spin-off of Curtiss Wright
-
Structured tax efficient sale of Litton to
Northrop Grumman
-
Exited several non-core businesses
(e.g.  Fireside, Pyramid Life and Unitrin
Business Insurance

Business Lines

Kemper
A UNITRIN BUSINESS
UNITRIN direct®
auto and home insurance
UNITRIN
SPECIALTY®

UNITRIN

8 Property & Casualty Insurance Segment 54% 17% 29%

Personal Lines Insurance
Headquartered in Jacksonville, Florida
Personal auto (61% sales) & homeowners/other (39% sales)
2,600 independent agents in 38 states
Lead product is Package Plus
Net Written Premium: $872
Top 4 premium states:  NY, CA, NC & TX

Competitive Advantages
Strong brand name recognized by agents and target market
Package policies specifically designed for target market
Proprietary pricing engine
-
Multi-variant capabilities
-
Leveraged across Unitrin
Automation and service built for agency convenience
Claims handling focused on high quality customer service,
supported by a shared services group

UNITRIN
SPECIALTY®

Roadside Assistance
offered through
Unitrin Specialty®

UNITRIN

Headquartered in Dallas, Texas
Non Standard Auto (NSA) - personal and
commercial
8,000 independent agents in 21 states
Target market is top tier of insureds not eligible
for Preferred and/or Standard offerings
Non Standard Auto Insurance

Business model focused on automation and agent convenience
Net Written Premium:   $457
Top 2 premium states:  CA & TX

Competitive Advantages
Recognized carrier in the NSA market for over 60 years
Strong regional presence expandable to more states
Point of sale systems designed for ease of placement

Proprietary pricing engine leveraged across Unitrin
Claims handling designed for the unique challenges of NSA,
supported by a shared claims organization

UNITRIN direct®
auto and home insurance

imingle

iMingle
Network™
Discount
Share & Save 10%

UNITRIN

Headquartered in Chicago, Illinois
Built through several key acquisitions
Recent enhancements:
-
Re-designed Customer Website
-
New proprietary product (now active in 12 states)
-
Focused on margin improvement in 2011
Direct to Consumer

Launched iMingle , a social networking insurance platform
TM

Experienced foothold in the direct marketplace
Complete on-line life cycle capabilities for ease of doing business
Product suite includes Homeowners coverage
Multi-channel approach targeting standard & preferred customers
-
Customizable product offerings
-
Integrated customer experience
-
Flexible payment options
Leveraging claims and other back office infrastructure
Building Competitive
Advantages

UNITRIN
Reserve National
INSURANCE COMPANY
A UNITRIN Company

UNITRIN

Life and Health Insurance Segment 80% 20% Career Agency Companies

UNITRIN

Reserve National
INSURANCE COMPANY
A UNITRIN Company

Serving families for almost 100 years...
As a leading provider of home service insurance, Unitrin Career Agency Companies offers life, accident and health, and fire insurance customized to meet your needs.

The right choice is simple!

UNITRIN

Life and Health Insurance Business
-
3,800 associates and career agents
-
Targets modest income consumers
-
Basic protection for individuals and families
-
Leading product is ordinary life insurance,
including permanent and term insurance
-
No exposure to variable annuities
-
Operates in 25 states
Career Agency Companies
-
275 exclusive independent agents and 150
home office employees, targeting under-
served rural markets
-
Key products include limited benefit hospital
expense and surgical benefit plan, Medicare
Supplement and other supplemental A&H
insurance

Life and Health Insurance Business
Career Agency Competitive Advantages
-
Leader in moderate income segment
-
Significant scale
-
Business not sensitive to interest rate or
stock market volatility
-
Products are simple with stable, predictable
cash flows
-
Over 5 million policyholders
Life
Property
Total Earned Premiums =  $644
Accident &
Health
Earned Premiums by Product
Predominately a career agency-driven business with modest amounts of
A&H business through Reserve National
25%
13%
62%

Reserves By Product Line Life and Health Whole Life $2,666 Term Life $225 A&H $54 2% Total $ 3,064 Interest Sensitive Life $119 18 87% 4% 7%

Financial Overview

Financial Trends
Earned Premiums
Stable earned premiums over the
past several years
Income from continuing operations
has rebounded from low in 2008
- Portfolio losses
- Catastrophe losses
Post 2008 catastrophe exposure
significantly reduced in both P&C
and Career Agency businesses
$2,291
$2,287
$2,377
$2,456
$2,289
Catastrophes
& GW Write-off
2006
2007
2008 2009
2010
$259
$192
$137
$222
$230
Net Income
26 (39) (22) (5)
15
$248 $127 $21 $189
$179
Note: P&C and Life Net Income excluding Catastrophe Losses and a Goodwill Write-off is a Non-GAAP
measure. See the discussion and a detailed reconciliation at the end of this presentation.
2006
2007
2008 2009 2010
$(37)
$(26)
$(94)
$(28)
$(66)
Fireside
Reported
Segment
Net Income
P&C / Life
(ex. Cats &
2010 GW
Write-off)

P&C Insurance Financial Results
Earned Premiums
Underlying Combined Ratios*
$945
$926
$931 $932
$888
2006 2007 2008 2009 2010
Kemper
$444
$449
$494
$528
$475
2006 2007 2008 2009 2010
Unitrin Specialty
$226
$258
$291
$346
$282
2006 2007 2008 2009 2010
Unitrin Direct
2006 2007 2008 2009 2010
Kemper
93.7%
96.7% 96.7%
93.6%
96.9%
2006 2007 2008 2009 2010
Unitrin Specialty
97.9%
98.9%
100.3%
98.7%
99.8%
2006 2007 2008 2009 2010
Unitrin Direct
106.1%
111.9%
119.8%
111.9%
117.3%
Cats / Loss Development (Favorable)/Unfavorable:
(2.4%) (1.6%) 4.6% (1.4%)
5.2%
(1.7%) (3.3%) (0.5%) (0.7%)
1.4%
2.5% 2.3% 0.0% (2.6%)
(1.8%)
GAAP Reported Combined Ratios:
91.3% 95.3% 101.3% 95.3%
98.8%
96.2% 96.5% 99.8% 98.2%
100.1%
108.6% 119.6% 119.8% 109.3%
110.1%
*Underlying Combined Ratio is a Non-GAAP measure discussed at the end of this presentation.

Life and Health Insurance Financial Results
2006 2007 2008 2009 2010
$651
$654
$676
$661
$644
2006 2007 2008 2009 2010
Earned Premiums
Segment Net Income
Catastrophes
& GW Write-off
$102
$97
$52
$112
$95
$109
$104
$80
$116
$115
$(7) $(7)
$(27)
$(4)
$(20)

Auto only subprime lender
-
30+ year history with strong lifetime ROE
Run-off plan commenced March 2009
-
All deposits mature by Q3 2012
-
No new deposits since March 2009
-
No deposit rollovers since October 2009
Strong balance sheet – Tier One Capital 37%
(2)
$250 million expected to be returned to Unitrin
Run-off Asset: Fireside Bank
Loans 30 or More Days Delinquent
$19
$103
91%
44%
3/31/2009 12/31/2010
Loans 30 or more days
delinquent
Loans 30 or more days delinquent
as a % of reserves for loan losses
Net Automobile Loan Receivables Outstanding
$1,125
$381
3/31/2009 12/31/2010
Tier One Capital
(2)
16%
37%
3/31/2009 12/31/2010

Investment Portfolio

Investment Portfolio Overview
Total return investment strategy with an
emphasis on yield
No direct exposure to:
-
Enhanced Money Market Funds
-
Commercial Paper Investments
-
Sovereign Governments
-
Securities Lending
-
Credit or Other Derivatives
Minimal exposure to non-governmental
RMBS, CMBS, and CDO
Centralized investment function
Equities
$550
Real
Estate
$250
Other (3)
$245
LP
LLC
$328
Short
Term
$403
Fixed Maturities
$4,475
72%
6%
9%
5%
4% 4%
$6,251 million

Fixed Income Portfolio
40%
$4,475 million
95% investment grade municipal, corporate & agency bonds
-
40% of portfolio relates to states, municipal entities and political subdivisions;
No state represents more than 4% of total fixed maturity investments
12%
48%
46%
State
G.O.’s
Revenue
Bonds
Local
Government
G. O.’s
24%
Pre-Refunded
20%
10%
States & Political
Subs
$1,793
U.S. Gov’t &
Agencies
$537
Corporate
$2,049

LP’s & LLC’s / Equities
-
Diversified across 30+ funds
-
Performed well during financial crisis
Secondary
Funds
$68
Private Equity /
LBO Funds
$31
Other Funds
$8
Mezzanine /
Senior Debt
$74
Distressed Debt
$206
51%
18%
17%
8%
2%
$403 million
(4)
4%
Equity
Co-Investments
$16
LP & LLC’s
Fair
value %
Intermec 138 $    2.2%
Barclays Bank (Pfd.) 22         0.3%
Deutsche Bank (Pfd.) 20         0.3%
HSBC Holdings (Pfd.) 16         0.3%
Bank of America (Pfd.) 16         0.3%
Total 211 $    3.4%
Top 5 Holdings
33%
23%
7%
10%
8%
2%
Equities
$475 million
(5)
17%
Industrial
$158
Technology
$12
Other
$37
Consumer,
Non-cyclical
$47
Energy
$33
ETF
$79
Financial
$109

Capital and Liquidity

Sound Balance Sheet
Strong liquidity at the holding company
Simple capital structure – no converts or hybrids
Low debt to total capitalization ratio of 22%
High quality investment portfolio
Highly rated reinsurance partners
Shareholders’ equity of $2.1B / $2.0B ex. AOCI
(6)

Strong Liquidity Profile
Operating Company Dividend Capacity
$170
$147
$123
$1,757
$1,859
$1,956
$1,649
$1,918
$2,113
Excl. AOCI Incl. AOCI
U.S. GAAP Shareholders’ Equity
(6)
Growing Statutory Earnings
and Dividend Capacity
(6)
Improved Operating Results
and Asset Valuations
2008
2009
2010
2008 2009 2010

Earnings per Share
Book Value per Share
Delivered 13% Growth in Earnings
& Book Value per Share in 2010
Creating Shareholder Value
($0.47)
$2.64
$2.98
2008
2009
2010
2008
2009 2010
$26.46
$30.75
$34.61

Capital Deployment Priorities
1. Fund Organic Growth
-
Maintain or improve margins in all lines
-
Build growth capital for improved pricing environment
2. Acquisitions
-
Bolt-on Standard & Preferred opportunities
-
Geographic expansion in Non-standard
-
Leverage scale in Life operations
-
$300 million program announced February 2011
-
Maintain a flexible, measured approach
3. Dividends
-
Remain competitive
-
Target around 1/3 of earnings

4. Share Repurchase

Investor Considerations
Unitrin is well positioned across personal lines market
-
Preferred, Standard & Non Standard product auto product suite & homeowners
-
Broad distribution capabilities; direct channel in place today to capture evolving consumer buying preferences
Life & Health business is stable & accretive with potential for upside
A disciplined approach to capital management
-
Competitive, 3%+ dividend yield
-
$300 million repurchase program
-
Fireside Bank on track to free-up $250 million
-
Acquisition focus

Delivering Shareholder Value

Non-GAAP Measures
Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between the GAAP combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development (including development on prior year catastrophes) on the combined ratio. The most directly comparable GAAP measure is the combined ratio.
We believe the underlying combined ratio is useful to investors and is used by management to reveal the trends in our Property and Casualty business that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.
The P&C and Life Net Income excluding Catastrophe Losses / and a Goodwill Write-off is a non-GAAP measure, which is computed as reported Segment Net Income (Loss) from Kemper,
Unitrin Specialty, Unitrin Direct and Life and Health Insurance, excluding Catastrophe Losses and a 2010 Reserve National Goodwill write-off. A detailed reconciliation is on the following slide. The most directly comparable GAAP measure is the Total Segment Net Income. We believe the P&C and Life net income excluding catastrophe losses / and a Goodwill write-off is useful to investors and is used by management to reveal the trends in business.

Reconciliation of Non-GAAP Measure
2006 2007 2008 2009 2010
P&C and Life Net Income excluding
     Catastrophe Losses and a 2010 Goodwill Write-off 259 $    192 $    137 $    222 $    230 $
Catastrophe Losses (37)        (26)        (94)        (28)        (51)
Reserve National Goodwill Write-off -           -           -           -           (15)
Fireside Bank (In Run-off) 26         (39)        (22)        (5)          15
Total Segment Net Income as Reported 248 $    127 $    21 $      189 $    179 $

Footnotes
(1) Source: SNL Financial based on 2009 Direct Premium Written
(2) Ratio of Tier 1 Capital to total average assets
(3) Primarily loans to policyholders
(4) Includes $75 million of LP & LLC’s accounted under the Fair Value Method and reported as Equity
Securities
(5) Excludes $75 million of LP & LLC’s accounted under the Fair Value Method and reported as Equity
Securities; includes $125 million of Preferred Stock
(6) AOCI represents Accumulated Other Comprehensive Income reported in the company’s 10K filings